Exhibit 10.1

Susan Jiang 债权转让协议书

Susan Jiang Assignment of Claims Agreement

现有原债权人 Susan Jiang ，MS YOUNG Adventure Enterprise Inc 持有 JS Beauty Land Network Technology INC. 公司债权 131, 744 .97 美金 。

The existing original creditor, Susan Jiang, represented by MS YOUNG Adventure Enterprise Inc., holds a claim against JS Beauty Land Network Technology Inc. in the amount of USD 131, 744.97.

经协商原债权人 Susan Jiang ，MS YOUNG Adventure Enterprise Inc 愿意以 ￥1 ..00 人民币的转让价格，把全部 131, 744 .97 美金 债权转让给新的债权人 朱喜珍 。

Through negotiation, the or iginal creditor, Susan Jiang, and MS YOUNG Adventure Enterpr ise Inc. have agreed to transfer the entire claim of US$131, 744.97 to the new creditor, Xizhen Zhu , at a transfer price of RMB 1.00.

从双方签字转让完成 日开始 ， 原债权人 Susan Jiang ， MS YOUNG Adventure Enterprise Inc 不再持有 JS Beauty Land Network Technology INC. 公司债权 。新债权人 朱喜珍 将持有 JS Beauty Land Network Technology INC. 公司$131, 744 .97 美金债权。

As of the date of completion of the transfer upon signature by both parties, the original creditor, Susan Jiang, and MS YOUNG Adventure Enterprise Inc., shall no longer hold any claims against JS Beauty Land Network Technology INC. ; instead, the new creditor, Xizhen Zhu , shall hold claims amounting to USD 131, 744.97 against JS Beauty Land Network Technology INC.

原债权人（ 出让方） ：Susan Jiang

Original Creditor (Transferor): Susan Jiang

MS YOUNG Adventure Enterprise Inc

电话：+1 778 888 2886

原债权人签字：

日期： 2025 年 4 月 20 日

新债权人（接收方） ：朱喜珍

New Creditor (Assign ee): Xizhen Zhu

电子邮箱：13538028845@163.com

新债权人签字：

日期： 2025 年 4 月 20 日

公司见证方： Company Witness

JS Beauty Land Network Technology INC.

电子邮箱： qfx3928@163. com

Derictor：钱法宪 签字：

日期： 2025 年 4 月 20 日